AMENDMENT NO. 4 TO SCHEDULE A

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

CUSTOMER
Trust                                    Series
Liberty Funds Trust I                    Colonial High Yield Securities Fund
                                         Colonial Income Fund
                                         Colonial Strategic Income Fund
                                         Stein Roe Advisor Tax-Managed Growth Fund
                                         Stein Roe Advisor Tax-Managed Value Fund

Liberty Funds Trust II                   Colonial Money Market Fund
                                         Colonial Intermediate U.S. Government Fund
                                         Colonial Short Duration U.S. Government Fund
                                         Newport Tiger Cub Fund
                                         Newport Japan Opportunities Fund
                                         Newport Greater China Fund

Liberty Funds Trust III                  Colonial Select Value Fund
                                         The Colonial Fund
                                         Colonial Federal Securities Fund
                                         Colonial Global Equity Fund
                                         Colonial International Horizons Fund
                                         Colonial Global Utilities Fund
                                         Colonial Strategic Balanced Fund

Liberty Funds Trust IV                   Colonial Tax-Exempt Fund
                                         Colonial Tax-Exempt Insured Fund
                                         Colonial Municipal Money Market Fund
                                         Colonial High Yield Municipal Fund
                                         Colonial Utilities Fund
                                         Colonial Intermediate Tax-Exempt Fund
                                         Colonial Counselor Select Income Portfolio
                                         Colonial Counselor Select Balanced Portfolio
                                         Colonial Counselor Select Growth Portfolio

Liberty Funds Trust V                    Colonial Massachusetts Tax-Exempt Fund
                                         Colonial Minnesota Tax-Exempt Fund
                                         Colonial Michigan Tax-Exempt Fund
                                         Colonial New York Tax-Exempt Fund
                                         Colonial Ohio Tax-Exempt Fund
                                         Colonial California Tax-Exempt Fund
                                         Colonial Connecticut Tax-Exempt Fund
                                         Colonial Florida Tax-Exempt Fund
                                         Colonial North Carolina Tax-Exempt Fund

Liberty Funds Trust VI                   Colonial U.S. Growth & Income Fund
                                         Colonial Small Cap Value Fund
                                         Colonial Value Fund
                                         Newport Asia Pacific Fund

Liberty Funds Trust VII                  Colonial Newport Tiger Fund

Colonial Intermediate High Income Fund
Colonial InterMarket Income Trust I
Colonial Municipal Income Trust
Colonial High Income Municipal Trust
Colonial Investment Grade Municipal Trust






Liberty All-Star Growth Fund, Inc.
Liberty All-Star Equity Fund

Liberty Variable Investment
Trust                           Colonial Growth and Income Fund, Variable Series
                                Stein Roe Global Utilities Fund, Variable Series
                                Colonial International Fund for Growth, Variable Series
                                Colonial U.S. Stock Fund, Variable Series
                                Colonial Strategic Income Fund, Variable Series
                                Newport Tiger Fund, Variable Series
                                Liberty All-Star Equity Fund, Variable Series
                                Colonial High Yield Securities Fund, Variable Series
                                Colonial Small Cap Value Fund, Variable Series




By:        Nancy L. Conlin
           June 1, 1999


THE CHASE MANHATTAN BANK


By:
           Rosemary M. Stidmon
           June 1, 1999









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